                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 26, 2001
(i)         Amount of principal being paid or distributed in respect of the Certificates:
                                      $0.00
                                  ------------------------------
                                (       $ -                     , per $1,000 original principal amount of the Notes)
                                  ------------------------------

(ii)        (a)       Amount of interest being paid or distributed in respect of the Certificates:
                                   $695,423.26
                                  ------------------------------
                                (   $ 0.0000107                 , per $1,000 original principal amount of the Notes)
                                  ------------------------------
            (a)       Amount of interest being paid or distributed in respect of the Certificates Strip:
                                    $29,575.00
                                  ------------------------------
                                (   $ 0.0000005                 , per $1,000 original principal amount of the Notes)
                                  ------------------------------
(iii)       Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
            (1)       (a)         Distributed to Certificateholders:
                                      $0.00
                                  ------------------------------
                                (       $ -                     , per $1,000 original principal amount of the Certificates)
                                  ------------------------------
                      (b)         Distributed to Certificateholders:
                                      $0.00
                                  ------------------------------
                                (       $ -                     , per $1,000 original principal amount of the Certificates)
                                  ------------------------------
            (2)       (a)         Balance on Certificateholders:
                                      $0.00
                                  ------------------------------
                                (       $ -                     , per $1,000 original principal amount of the Notes)
                                  ------------------------------
                      (b)         Balance on Certificateholders:
                                      $0.00
                                  ------------------------------
                                (       $ -                     , per $1,000 original principal amount of the Notes)
                                  ------------------------------

(iv)        Payments made under the Cap Agreement on such date: November 23, 2001
                                                                ------------------
                                (     $0.00                     with respect to the Certificates,
                                  ------------------------------
                                (     $0.00                     with respect to the Notes,
                                  ------------------------------
                                (     $0.00                     outstanding amount owed to Cap Provider.
                                  ------------------------------

(v)         Pool Balance at end of related Collection Period:    $804,207,933.89
                                                                 ---------------


(vi)        After giving effect to distributions on this Distribution Date:
            (a)       (1)         Outstanding principal amount of Class A-1 Notes:   $84,189,165.26
                                                                                     ---------------
                      (2)         Class A-1 Note Pool Factor:  0.30067559
                                                               -----------
            (b)       (1)         Outstanding principal amount of Class A-2 Notes:   $625,000,000.00
                                                                                     ----------------
                      (2)         Class A-2 Note Pool Factor:   1.00000000
                                                               ------------
            (c)       (1)         Outstanding principal amount of Class M Notes:     $30,000,000.00
                                                                                     ---------------
                      (2)         Class M Note Pool Factor:    1.00000000
                                                               -------------
            (d)       (1)         Outstanding principal amount of Certificates:      $65,000,000.00
                                                                                     ---------------
                      (2)         Certificate Pool Factor:      1.00000000
                                                               -------------

                                Page 7 of 8 pages

(vii)       Certificate Interest Rate:
            (a)       In general
                      (1)         Three-Month Libor was
                                    3.5125000%             for the current period
                                  -------------------------
                      (2)         The Student Loan Rate was:         Not Applicable   (1)
                                                                     ----------------
            (b)       Certificate Interest Rate:                       4.4125000%     (Based on 3-Month LIBOR)
                                                                     ----------------

         (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)                Amount of Master Servicing Fee for  related Collection Period:   $1,021,955.33
                                                                                       ---------------
                                   $0.000015722                 , per $1,000 original principal amount of the Certificates.
                                  ------------------------------

(ix)                  Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                                       -------------
                                   $0.046153846                 , per $1,000 original principal amount of the Certificates.
                                  ------------------------------

(x)         (a)       Aggregate amount of Realized Losses (if any) for the related Collection Period:    $86,434.67
                                                                                                         ----------------
            (b)       Delinquent Contracts                      # DISB.                    %             $ AMOUNT           %
                                                                -------                   ----           --------          ----
                      30-60 Days Delinquent                      1,568                    1.87%          $14,964,219       2.85%
                      61-90 Days Delinquent                        798                    0.95%          $ 7,417,963       1.41%
                      91-120 Days Delinquent                       493                    0.59%          $ 4,842,814       0.92%
                      More than 120 Days Delinquent                750                    0.89%          $ 8,255,868       1.57%
                      Claims Filed Awaiting Payment                550                    0.66%          $ 4,994,458       0.95%
                                                           ------------------     ----------------    ----------------   -------
                         TOTAL                                   4,159                    4.96%         $ 40,475,321       7.71%

(xi)        Amount in the Reserve Account:                                   $14,738,748.94
                                                                           ------------------------------------------

(xii)       Amount in the Prefunding Account:                                    $0.00
                                                                           ------------------------------------------

(xiii)      Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                      Subsequent Pool Student Loans:                                               0.00


                                Page 8 of 8 pages